UNITED STATES DISTRICT COURT 11:;1 SOUTHERN DISTRICT OF NEW YORK SECURITIES AND EXCHANGE COMMISSION, 12 cv 3824 (PCG) Plaintiff, -against-CHINA NATURAL GAS, INC. and QINAN JI Defendants. -EPIiSPeMii81 FINAL JUDGMENT AS TO DEFENDANT CHINA NATURAL GAS, INC. Plaintiff Securities and Exchange Commission ("Commission") having filed a Complaint and Defendant China Natural Gas, Inc. ("Defendant") having entered a general appearance; consented to the Court's jurisdiction over Defendant and the subject matter ofthis action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment: I. IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with any of them who receive actual notice of this Final Judgment by personal service or otherwise are pennanently restrained and enjoined from violating Section 17(a)(2) of the Securities Act of 1933 ("Securities Act"), 15 U.S.c. § 77q(a)(2), in the offer or sale of any security by the use of any means or instruments oftransportation or communication in interstate commerce or by use of the mails, directly or indirectly, to obtain money or property by means of any untrue statement ofa material fact or any omission of a material fact necessary in order to

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make the statements made, in light of the circumstances under which they were made, not misleading.

II.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with any of them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 14(a) of the Securities Exchange Act of 1934 ("Exchange Act"), 15 U.S.C. § 78n(a), and Rule 14a-9 thereunder, 17 C.F.R. § 240.14a-9, by means of any proxy statement, form of proxy statement, form of proxy, notice of meeting or other communication containing any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct statements in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

III.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with any of them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 13(a) of the Exchange Act, 15 U.S.C. § 78m(a), and Rules 12b-20, 13a-1, 13a-11, and 13a-13 thereunder, 17 C.F.R. §§ 240.12b-20, 240.13a-1, 240.13a-11, and 240.13a-13, by filing any annual report with the Commission on any Form 10-K, any quarterly report with the Commission on any Form 10-

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Q, or any current report with the Commission on any Form 8-K that fails to contain such further material information as may be necessary to make the required statements in the Forms 10-K, 10-Q, or 8-K, in the light of the circumstances under which they are made, not misleading. IV. IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with any of them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Sections 13(b)(2)(A) or 13(b)(2)(B) of the Exchange Act, 15 U.S.c. §§ 78m(b)(2)(A) and 78m(b)(2)(B), by: (a) failing to make and keep books, records, and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets; or (b) failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (1) transactions are executed in accordance with management's general or specific authorization; (2) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with generally accepted accounting principles (GAAP) or any other criteria applicable to such statements and (ii) to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. 3 Case 1:12-cv-03824-PGG Document 13 Filed 06/06/13 Page 3 of 6

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V.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant shall pay a civil penalty in the amount of $815,000 to the Commission pursuant to Section 20(d) of the Securities Act, 15 U.S.C. § 77t(d), and Section 21(d)(3) of the Exchange Act, 15 U.S.C. § 78u(d)(3). Defendant shall make this payment within 30 days after entry of this Final Judgment.

Defendant may transmit payment electronically to the Commission, which will provide detailed ACH transfer/Fedwire instructions upon request. Payment may also be made directly from a bank account via Pay.gov through the SEC website at: http://www.sec.gov/about/offices/ofm.htm. Defendant may also pay by certified check, bank cashier's check, or United States postal money order payable to the Securities and Exchange Commission, which shall be delivered or mailed to:

Enterprise Services Center
Accounts Receivable Branch
6500 South MacArthur Boulevard
Oklahoma City, OK 73169

and shall be accompanied by a letter identifying the case title, civil action number, and name of this Court; identifying China Natural Gas, Inc. as a defendant in this action; and specifying that payment is made pursuant to this Final Judgment.

Defendant shall simultaneously transmit photocopies of evidence of payment and case identifying information to the Commission's counsel in this action. By making this payment, Defendant relinquishes all legal and equitable right, title, and interest in such funds and no part of the funds shall be returned to Defendant. Defendant shall pay post-judgment interest on any delinquent amounts pursuant to 28 U.S.C. § 1961. The Commission shall hold the funds, together with any interest and income earned thereon (collectively, the "Fund"), pending further order of the Court.

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The Commission may propose a plan to distribute the Fund subject to the Court's approval. Such a plan may provide that the Fund shall be distributed pursuant to the Fair Fund provisions of Section 308(a) of the Sarbanes-Oxley Act of 2002. The Court shall retain jurisdiction over the administration of any distribution of the Fund. If the Commission staff determines that the Fund will not be distributed, the Commission shall send the funds paid pursuant to this Final Judgment to the United States Treasury.

Regardless of whether any such Fair Fund distribution is made, amounts ordered to be paid as civil penalties pursuant to this Final Judgment shall be treated as penalties paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Defendant shall not, after offset or reduction of any award of compensatory damages in any Related Investor Action based on Defendant's payment of disgorgement in this action, argue that it is entitled to, nor shall it further benefit by, offset or reduction of such compensatory damages award by the amount of any part of Defendant's payment of a civil penalty in this action ("Penalty Offset"). If the court in any Related Investor Action grants such a Penalty Offset, Defendant shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission's counsel in this action and pay the amount of the Penalty Offset to the United States Treasury or to a Fair Fund, as the Commission directs. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this Final Judgment. For purposes of this paragraph, a "Related Investor Action" means a private damages action brought against Defendant by or on behalf of one or more investors based on substantially the same facts as alleged in the Complaint in this action.

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VI. IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent of Defendant China Natural Gas, Inc. to Entry of Final Judgment is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all ofthe undertakings and agreements set forth therein. VII. IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes ofenforcing the terms of this Final Judgment. VIII. There being no just reason for delay, pursuant to Rule 54(b) ofthe Federal Rules ofCivil Procedure, the Clerk is ordered to enter this Final Judgment forthwith and without further notice. :2.. Dated: UNITED STATES DIS¥RICT JUDGE 6 Case 1:12-cv-03824-PGG Document 13 Filed 06/06/13 Page 6 of 6